Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Kaya Holdings, Inc. (the " Company ") on Form 10-Q for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the " Report "), I, Craig Frank, Chairman of the Board, President, Chief Executive Officer and Acting Chief Financial Officer (Principal Executive, Financial and Accounting Officer) of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 21, 2016		KAYA HOLDINGS, INC.

	By:	/s/ Craig Frank
Craig Frank, Chairman of the Board, President,
Chief Executive Officer and Acting Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)